Exhibit 99.2
PKU Patient Matthew Klein, M.D., COO JP Morgan Healthcare Conference January 9, 2023 PTC 2023

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect preliminary unaudited 2022 financial information with respect to 2022 total net revenue and 2022 DMD franchise net product revenue, statements with respect to guidance relating to 2023 total net product revenue, 2023 DMD franchise net product revenue and 2023 operating expenditure guidance and statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters; expectations with respect to Upstaza and other programs within PTC's gene therapy platform, including any regulatory submissions, commercialization and manufacturing capabilities; advancement of PTC's joint collaboration program in SMA, including any regulatory submissions, commercialization or royalty or milestone payments; PTC's expectations with respect to the licensing, regulatory submissions and commercialization of its products and product candidates; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: expectations with respect to the COVID-19 pandemic and related response measures and their effects on PTC's business, operations, clinical trials, regulatory submissions and approvals, and PTC's collaborators, contract research organizations, suppliers and manufacturers; the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to Upstaza and other programs within PTC's gene therapy platform, including any regulatory submissions and potential approvals, commercialization, manufacturing capabilities and the potential financial impact and benefits of its leased biologics manufacturing facility and the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; expectations with respect to the commercialization of Evrysdi under our SMA collaboration; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in Brazil, Russia, the European Economic Area (EEA) and other regions, including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to complete Study 041, which is a specific obligation to continued marketing authorization in the EEA; PTC's ability to utilize results from Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, to support a marketing approval for Translarna for the treatment of nmDMD in the United States and a conversion to a standard marketing authorization in the EEA; expectations with respect to the commercialization of Tegsedi and Waylivra; the results of PTC's clinical trial for emvododstat for COVID-19; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of its lease agreements, including for its leased biologics manufacturing facility; PTC's ability to satisfy its obligations under the terms of the secured credit facility with Blackstone; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, Upstaza, Evrysdi, Tegsedi or Waylivra.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

2 | JP Morgan Presentation 2023

Treating Rare Diseases by Modulating Gene and Protein Expression 3 3 DNA Protein RNA JP Morgan Presentation 2023

4 Treating Rare Diseases by Modulating Gene and Protein Expression JP Morgan Presentation 2023 Bio - e Splicing Nonsense Suppression Gene Therapy

Building a Pipeline to Produce a Therapy Every Two to Three Years JP Morgan Presentation 2023 5 2 to 3 years New product every Commercialize Discover Develop

A Diverse and Robust Portfolio To Continually Create Value

Commercial ▶ translarna (ataluren) · Emflaza (deflazacort) · Evrysdi (risdiplam) · Upstaza (eladocagene exuparvovec) · Tegsedi (inotersen) injection · Waylivra (volanesorsen) injection

Legend: Small Molecule · Gene Therapy

	Research	Development
Neurology ▶	SCA-3; GT-FA; MAP-Tau; GT-AS; 13 Undisclosed	PTC518 HD; Vatiquinone MDAS; Utreloxastat ALS; Vatiquinone FA
Metabolism ▶	2 Undisclosed	Sepiapterin PKU
Oncology ▶	3 Undisclosed	Unesbulin LMS; Unesbulin DIPG

DIPG, diffuse intrinsic pontine glioma; FA, Friedreich ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington's disease; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

6 | JP Morgan Presentation 2023

PTC THERAPEUTICS

Continuing Strong Financial Performance Expected in 2023

2022

Unaudited Total Revenue

~$710M

Unaudited DMD Franchise Net Product Revenue

$507M

2023

Total Revenue Guidance

$940M-1B

DMD Franchise Net Product Revenue Guidance

$545-565M

OPEX Guidance*

$890-940M

*Non-GAAP measure which excludes estimated non-cash, stock-based compensation expense of approximately $120 million. GAAP R&D and SG&A expense for the full year 2023 is anticipated to be between $1,010 and $1,060 million. The Company anticipates up to $80 million of one-time payments upon achievement of potential clinical and regulatory success-based milestones from previous acquisitions.

7 | JP Morgan Presentation 2023

PTC THERAPEUTICS

JP Morgan Presentation 2023 Continued Success Across Our Commercial Portfolio Distributed in 50+ countries with continued growth from new patients and geographic expansion First and only corticosteroid for all US DMD patients with growth from new patient starts and favorable access E stablished market leadership in all major markets with continued growth expected For treatment of hATTR with LATAM patients benefiting through early - access programs For treatment of FCS and FPL with LATAM patients benefiting through early - access programs First EMA approved disease - modifying treatment for AADC deficiency for patients 18 months and older 8

JP Morgan Presentation 2023 9 Early Access Commercial Access Cross Border Building Foundation for Upstaza Success 2022

JP Morgan Presentation 2023 10 Early Access Commercial Access Cross Border 2022 2023 and Beyond Substantial Growth in 2023 and Beyond with Additional Global Registrations

Substantial Revenue Growth from 2021 to 2023 JP Morgan Presentation 2023 11 Commercixaxl Sepiapterin | Vatiquinone | Unesbulin | PTC518 | Utreloxastat | Devexlopment $539 M 2021 Total revenue $116m Other $423m DMD Unaudited total revenue 2022 ~$710 M $ 203 m Other $507m DMD Potential future revenues 2023 $940 M - $1bn $395 - $435m Other $545 - $565m DMD

Strong R&D Execution and Value Creation in 2022 Clinical Achievements JP Morgan Presentation 2023 12 Regulatory Achievements Initiated SunriseLMS trial for unesbulin Initiated CardinALS study for utreloxastat Completed FITE - 19 study for emvododstat Waylivra approved in Brazil for treatment of FPL Completed enrollment for MIT - E Initiated PIVOT - HD study for PTC518 Completed Study 041 for Translarna Study 041 Filed type II variation for MAA for Translarna in EU and additional global approvals Upstaza EU and UK approval

JP Morgan Presentation 2023 13 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Substantial Pipeline Progress Planned in 2023

JP Morgan Presentation 2023 14 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Substantial Pipeline Progress Planned in 2023

~ 58,000 Global Prevalence Sepiapterin Can Potentially Treat Broad PKU Population Including Classical PKU JP Morgan Presentation 2023 15 Disease Phenyxlketonurixa (PKU) is a metaboli(c (condition (caused by mutations to p(henylalanine (hydroxylase t(hat (can lead to (cognitive disabilities and seizures Current Treatments Majority of patients do not initially respond or are not well (controlled by standard of (care Mechanism of Action Sepixapterin is a more bioavailable pre(cursor t(han exogenously administered synt(heti(c BH4 and (has t(he potential to treat a broader range of PKU patients

qLarge Unmet Need Remains in PKU JP Morgan Presentation 2023 16 of pxatients xare wexlxl - controxlxled on Kuvxan Less thxan 10% 58,000 patients globally 30% therxapy nxaïve incxluding cxlxassicxaxl PKU 70% tried Kuvan 60% poorly controlled 40% well controlled Up to 70% fail ~30% respond 1. B:ioMar:in :f:irst quarter 2021 presentat:ion 1Q 2021. 2. Th:ird party reports prepared :for PTC Sepiapterin Potential Opportunity

Newborn screening with ~58,000 patients worldwide 1,2,3 Well - known metabolic centers of excellence across the world Connected and coordinated patient advocacy community Disease pathology well understood and documented Established Pillars for Commercial Success JP Morgan Presentation 2023 17 1. NPKUA; https::fn;t;i// www.npkua.org /, 2. Shoraka et. Al, Cl:in Exp Ped:iatr .. 2020; 63(2):: 34 – 43., 3. Borrajo G., Acta Ped Mex. 2012; 33(6)::fn;t;i 279 - 287.

Mechanistic Advantages of Sepiapterin Over Sapropterin: Increased Bioavailability


GI Tract
Plasma
Intracellular (liver, brain, kidney)
Synthetic BH_4 (Kuvan® or sapropterin)
BH_4
Oxidation
BH_2
Kidney Clearance
Inefficient Cross-Membrane Active Transport
Cell Membrane
Tetrahydrobiopterin (BH_4)
7.8-Dihydrobiopterin (BH_2)
Dihydrofolate reductase
Sepiapterin
Sepiapterin reductase
Synthetic Sepiapterin (PTC923)
Rapid Cross-Membrane Active Transport
Phenylalanine
BH_4
PAH
Tyrosine

18 | JP Morgan Presentation 2023

APHENITY is a Global Registration - Directed Trial of Sepiapterin for PKU Primary Endpoint Reduction in blood phenylalanine levels Primxary Endpoint R sepiapterin Placebo 42 Days Open - Label Extension Placebo - Controlled s epixapterin 12 Months s epixapterin 14 Days Run - in 19 JP Morgan Presentation 2023 Part 1 Part 2

JP Morgan Presentation 2023 20 APHENITY Part 1 Preliminary Data (n=104) Part 1 is an open - label run - in phase to identify subjects to be randomized The primary analysis population is those who have a ≥30% Phe reduction 0 10 20 30 40 50 60 70 - 65 % Sepiapterin - 29 % Kuvan 1 +122% 0 5 10 15 20 25 30 35 40 45 50 55 60 Sepiapterin - 57 % Kuvan Cxlxassicxaxl PKU ≥30% Responders Axlxl ≥30% Responders Mexan Bxlood Phe Levexls (%) Mexan Bxlood Phe Levexls (%) 1. KUVAN label ( sapropter:in d:ihydrochlor:ide) - Accessdata.:fda.gov Classical PKU patients minimally responsive to Kuvan

JP Morgan Presentation 2023 21 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Substantial Pipeline Progress Planned in 2023

JP Morgan Presentation 2023 22 Vatiqqk DTLuinone Has the Potential to Show Clinically Differentiated Improvement for MDAS Patients ~ 20,000 Global Prevalence Disease Mitochondrixaxl disexase xassocixated seizures (MDAS) is t(he (hig(hly morbid (condition of refra(ctory seizures in patients wit(h in(herited mito(c(hondrial disease Current Treatments No approved disease modifying treatments Mechanism of Action Vxatiquinone targets 15 - lipoxygenase, a regulator of t(he key energeti(c and oxidative stress pat(hways t(hat underpin seizures in t(hese patients

MIT - E is a Global Registration - Directed Trial of Vatiqqk DTLuinone for MDAS Primary Endpoint Cha nge from baseline in frequency of observable motor seizures PTC743 ( vatiquinone ) Placebo N = 30 24 weeks R N = 30 48 weeks PTC743 ( vxatiquinone ) N = 60 Open - Label Extension Placebo - Controlled Primary Endpoint Trial Status • Data expected 1Q 2023 JP Morgan Presentation 2023 23 Enrollment completed

JP Morgan Presentation 2023 24 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Substantial Pipeline Progress Planned in 2023

JP Morgan Presentation 2023 25 Vatiqqk DTLuinone Has the Potential to Provide Improvement in Neurological Function ~ 25,000 Global Prevalence Disease Friedreich xatxaxxlnkaixa (FA) is a rare, in(herited, progressive disease resulting from mito(c(hondrial dysfun(ction Current Treatments No approved disease modifying treatments Mechanism of Action Vxatiquinone targets 15 - lipoxygenase, a regulator of key energeti(c and oxidative stress pat(hways t(hat are disrupted in FA

MOVE-FA is a Global Registration-Directed Trial of Vatiquinone for FA

MOVE-FA


Placebo-Controlled
Open-Label Extension
PTC743 (vatiquinone)
N = ~60
R
Placebo
N = ~60
PTC743 (vatiquinone)
N = ~120
72 weeks
24 weeks
Primary Endpoint

Primary Endpoint

Change in mFARS

Key Secondary Endpoint

Change in FA-ADL

Trial Status

- ✓ Enrollment completed
- Data expected in 2Q 2023

26 | JP Morgan Presentation 2023

PTC THERAPEUTICS

JP Morgan Presentation 2023 27 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Substantial Pipeline Progress Planned in 2023

PTC518 Reduces HTT mRNA and Protein to Target the Underlying Cause of HD JP Morgan Presentation 2023 28 ~ 135,000 Global Prevalence Disease Huntington’s disexase (HD) is a progressive brain disorder t(hat (causes un(controlled movements and (cognitive loss Current Treatments No approved disease modifying treatments Mechanism of Action PTC518 modulates spli(cing to indu(ce degradation of HTT mRNA, redu(cing expression of t(he toxi(c HTT protein

PIVOT-HD is a Global Phase 2 Trial of PTC518 for HD


Part 1
Part 2
R
PTC518 5mg
PTC518 5mg
PTC518 10mg
PTC518 10mg
Placebo
PTC518 20mg
PTC518 20mg
3 months
9 months

Primary Endpoints

- Safety and tolerability of PTC518
- Percent reduction in HTT mRNA and protein in blood

Secondary Endpoints

- Percent reduction in mHTT protein in CSF
- Changes in neurofilament light chain (NfL) in plasma and CSF
- Change in brain volume on volumetric MRI imaging

29 | JP Morgan Presentation 2023

PIVOT - HD Expanding Trial Target Population JP Morgan Presentation 2023 30 • Ambulatory Huntington’s patients ages 25 and older • CAG repeats 40 - 50 inclusive • Motor and Cognitive Function: - UHDRS - IS score of 100 - UHDRS TFC score of 13 • PIN HD score 0.18 - 4.93 - Multivariate calculation including SDMT, TMS, age, CAG Inclusion Criteria Stage 2 Inclusion Criteria Early Stage 3 • Ambulatory Huntington’s patients ages 25 and older • CAG repeats 40 - 50 inclusive • Motor and Cognitive Function: - UHDRS - IS score of less than 100 - UHDRS TFC score of 11 or 12 • PIN HD score 0.18 - 4.93 - Multivariate calculation including SDMT, TMS, age, CAG

Transformational Commercial Revenue in 2023 JP Morgan Presentation 2023 31 Commercixaxl $539 M 2021 Total revenue $116m Other $423m DMD Unaudited total revenue 2022 ~$710 M $ 203 m Other $ 507 m DMD Potential future revenues 2023 $940 M - $1bn $395 - $435m Other $545 - $565m DMD

JP Morgan Presentation 2023 32 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Transformational Development Milestones in 2023

JP Morgan Presentation 2023 33 Q1 2023 Q2 2023 Q3 2023 Q4 2023 DIPG BLA Subm:iss:ion Transformational Development Milestones in 2023

PKU Patient Matthew Klein, M.D., COO JP Morgan Healthcare Conference January 9, 2023 PTC 2023